Exhibit 99.1

Kraft Realigns Financial Segment Structure for North America

Company to Host Webcast on 2004 Full-Year and Fourth-Quarter Results

NORTHFIELD, IL, January 10, 2005 — Kraft Foods Inc. (NYSE:KFT), a global leader in branded food and beverages, today announced that it realigned the financial reporting structure for its North American businesses, following its agreement to sell its sugar confectionery brands.  These changes will be reflected in the company’s financial results, including in its fourth-quarter and full-year 2004 results.

The new segment reporting structure separates the former U.S. Beverages & Grocery segment into a U.S. Beverages segment and a U.S. Grocery segment to provide more focus on each business.  Additionally, the cereals business has been moved from the former U.S. Beverages & Grocery segment to the new U.S. Snacks & Cereals segment to benefit more fully from synergies among grain-based products like cereals, cookies and crackers.

The sugar confectionery brands Kraft recently agreed to sell will be reported as a “discontinued business,” which excludes the results of this business from its volume, revenue and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.  These brands previously had been part of the U.S. Snacks segment; the U.S. Cheese, Canada & North America Foodservice segment; and the company’s two international segments.

Attachments to this release provide restated volume, net revenues and OCI for 2002, 2003 and the first three quarters of 2004, reflecting the new segment structure and the change in sugar confectionery.

Under the new structure, there are five North American reportable segments:

•                  U.S. Beverages, including coffee and refreshment beverages

•                  U.S. Cheese, Canada & North America Foodservice

•                  U.S. Convenient Meals, including pizza, meats and meals

•                  U.S. Grocery, including desserts and enhancers

•                  U.S. Snacks & Cereals, including biscuits, salted snacks and cereals

Kraft will continue to report its International results within the same two geographic segments: Europe, Middle East & Africa; and Latin America & Asia Pacific.

Kraft plans to announce its 2004 fourth-quarter and full-year results, as well as an outlook for 2005, at approximately 4:05 p.m. ET on January 25, 2005.  At 5 p.m. ET that day, the company will host a live audio webcast at kraft.com* to discuss these results.  An archived rebroadcast will be available on kraft.com* for one year following the webcast.

Kraft Foods markets many of the world’s leading food brands, including Kraft cheese, Maxwell House and Jacobs coffees, Nabisco cookies and crackers, Philadelphia cream cheese, Oscar Mayer meats, Post cereals and Milka chocolates, in more than 150 countries.

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KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Volume

Quarterly 2002

(lbs in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2002 Volume (lbs)- As Reported
U.S. Beverages & Grocery	1,158	1,303	1,100	993	4,554
U.S. Snacks	510	550	539	586	2,185
U.S. Cheese, Canada & North America Foodservice	1,034	1,078	1,034	1,151	4,297
U.S. Convenient Meals	554	567	534	509	2,164
Europe, Middle East & Africa	663	728	699	871	2,961
Latin America & Asia Pacific	539	601	588	660	2,388

2002 Volume (lbs)- As Reported	4,458	4,827	4,494	4,770	18,549

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	(2)	—	(1)	(3)	(6)
U.S. Snacks & Cereals	(37)	(40)	(34)	(38)	(149)
Europe, Middle East & Africa	(4)	(4)	(5)	(5)	(18)
Latin America & Asia Pacific	(5)	(6)	(5)	(6)	(22)

Segment Realignment
U.S. Beverages & Grocery	(1,158)	(1,303)	(1,100)	(993)	(4,554)
U.S. Beverages	624	675	626	519	2,444
U.S. Cheese, Canada & North America Foodservice	(4)	(4)	(4)	(6)	(18)
U.S. Grocery	414	513	364	397	1,688
U.S. Snacks & Cereals	124	119	114	83	440

2002 Volume (lbs)- Restated
U.S. Beverages	624	675	626	519	2,444
U.S. Cheese, Canada & North America Foodservice	1,028	1,074	1,029	1,142	4,273
U.S. Convenient Meals	554	567	534	509	2,164
U.S. Grocery	414	513	364	397	1,688
U.S. Snacks & Cereals	597	629	619	631	2,476
Europe, Middle East & Africa	659	724	694	866	2,943
Latin America & Asia Pacific	534	595	583	654	2,366

2002 Volume (lbs)- Restated	4,410	4,777	4,449	4,718	18,354

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Net Revenues

Quarterly 2002

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2002 Net Revenues - As Reported
U.S. Beverages & Grocery	$1,485	$1,545	$1,281	$1,254	$5,565
U.S. Snacks	1,096	1,224	1,238	1,329	4,887
U.S. Cheese, Canada & North America Foodservice	1,579	1,631	1,549	1,738	6,497
U.S. Convenient Meals	1,012	1,008	1,009	945	3,974
Europe, Middle East & Africa	1,345	1,422	1,502	1,934	6,203
Latin America & Asia Pacific	630	683	637	647	2,597

2002 Net Revenues - As Reported	$7,147	$7,513	$7,216	$7,847	$29,723

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$(2)	$(3)	$(3)	$(5)	$(13)
U.S. Snacks & Cereals	(90)	(104)	(108)	(119)	(421)
Europe, Middle East & Africa	(5)	(7)	(8)	(9)	(29)
Latin America & Asia Pacific	(2)	(3)	(3)	(4)	(12)

Segment Realignment
U.S. Beverages & Grocery	$(1,485)	$(1,545)	$(1,281)	$(1,254)	$(5,565)
U.S. Beverages	680	611	541	506	2,338
U.S. Cheese, Canada & North America Foodservice	(17)	(20)	(18)	(30)	(85)
U.S. Grocery	566	688	520	582	2,356
U.S. Snacks & Cereals	256	266	238	196	956

2002 Net Revenues - Restated
U.S. Beverages	$680	$611	$541	$506	$2,338
U.S. Cheese, Canada & North America Foodservice	1,560	1,608	1,528	1,703	6,399
U.S. Convenient Meals	1,012	1,008	1,009	945	3,974
U.S. Grocery	566	688	520	582	2,356
U.S. Snacks & Cereals	1,262	1,386	1,368	1,406	5,422
Europe, Middle East & Africa	1,340	1,415	1,494	1,925	6,174
Latin America & Asia Pacific	628	680	634	643	2,585

2002 Net Revenues - Restated	$7,048	$7,396	$7,094	$7,710	$29,248

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Operating Companies Income

Quarterly 2002

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2002 Operating Companies Income - As Reported
U.S. Beverages & Grocery	$449	$491	$403	$339	$1,682
U.S. Snacks	195	280	285	291	1,051
U.S. Cheese, Canada & North America Foodservice	256	346	336	352	1,290
U.S. Convenient Meals	174	204	237	168	783
Europe, Middle East & Africa	175	212	235	340	962
Latin America & Asia Pacific	101	135	107	172	515

2002 Operating Companies Income - As Reported	$1,350	$1,668	$1,603	$1,662	$6,283

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$(1)	$—	$—	$(2)	$(3)
U.S. Snacks & Cereals	(20)	(29)	(45)	(45)	(139)
Europe, Middle East & Africa	(2)	(1)	(2)	(4)	(9)
Latin America & Asia Pacific	—	(1)	(1)	—	(2)

Segment Realignment
U.S. Beverages & Grocery	$(449)	$(491)	$(403)	$(339)	$(1,682)
U.S. Beverages	192	120	154	110	576
U.S. Cheese, Canada & North America Foodservice	(4)	(8)	(6)	(14)	(32)
U.S. Grocery	196	294	194	197	881
U.S. Snacks & Cereals	65	85	61	46	257

2002 Operating Companies Income - Restated
U.S. Beverages	$192	$120	$154	$110	$576
U.S. Cheese, Canada & North America Foodservice	251	338	330	336	1,255
U.S. Convenient Meals	174	204	237	168	783
U.S. Grocery	196	294	194	197	881
U.S. Snacks & Cereals	240	336	301	292	1,169
Europe, Middle East & Africa	173	211	233	336	953
Latin America & Asia Pacific	101	134	106	172	513

2002 Operating Companies Income - Restated	$1,327	$1,637	$1,555	$1,611	$6,130

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Volume

Quarterly 2003

(lbs in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2003 Volume (lbs)- As Reported
U.S. Beverages & Grocery	1,187	1,384	1,131	1,043	4,745
U.S. Snacks	501	517	518	547	2,083
U.S. Cheese, Canada & North America Foodservice	1,044	1,116	1,040	1,197	4,397
U.S. Convenient Meals	560	561	544	506	2,171
Europe, Middle East & Africa	670	740	689	872	2,971
Latin America & Asia Pacific	502	589	564	659	2,314

2003 Volume (lbs)- As Reported	4,464	4,907	4,486	4,824	18,681

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	(2)	(2)	(1)	(2)	(7)
U.S. Snacks & Cereals	(37)	(39)	(37)	(31)	(144)
Europe, Middle East & Africa	(4)	(5)	(4)	(5)	(18)
Latin America & Asia Pacific	(3)	(5)	(5)	(6)	(19)

Segment Realignment
U.S. Beverages & Grocery	(1,187)	(1,384)	(1,131)	(1,043)	(4,745)
U.S. Beverages	670	757	655	552	2,634
U.S. Cheese, Canada & North America Foodservice	(4)	(4)	(3)	(6)	(17)
U.S. Grocery	388	509	370	411	1,678
U.S. Snacks & Cereals	133	122	109	86	450

2003 Volume (lbs)- Restated
U.S. Beverages	670	757	655	552	2,634
U.S. Cheese, Canada & North America Foodservice	1,038	1,110	1,036	1,189	4,373
U.S. Convenient Meals	560	561	544	506	2,171
U.S. Grocery	388	509	370	411	1,678
U.S. Snacks & Cereals	597	600	590	602	2,389
Europe, Middle East & Africa	666	735	685	867	2,953
Latin America & Asia Pacific	499	584	559	653	2,295

2003 Volume (lbs)- Restated	4,418	4,856	4,439	4,780	18,493

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Net Revenues

Quarterly 2003

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2003 Net Revenues - As Reported
U.S. Beverages & Grocery	$1,512	$1,588	$1,313	$1,322	$5,735
U.S. Snacks	1,143	1,201	1,211	1,246	4,801
U.S. Cheese, Canada & North America Foodservice	1,570	1,690	1,641	1,908	6,809
U.S. Convenient Meals	1,041	1,014	1,038	965	4,058
Europe, Middle East & Africa	1,554	1,686	1,644	2,161	7,045
Latin America & Asia Pacific	539	662	633	728	2,562

2003 Net Revenues - As Reported	$7,359	$7,841	$7,480	$8,330	$31,010

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$(3)	$(6)	$(3)	$(5)	$(17)
U.S. Snacks & Cereals	(113)	(118)	(115)	(103)	(449)
Europe, Middle East & Africa	(6)	(9)	(7)	(9)	(31)
Latin America & Asia Pacific	(2)	(2)	(5)	(6)	(15)

Segment Realignment
U.S. Beverages & Grocery	$(1,512)	$(1,588)	$(1,313)	$(1,322)	$(5,735)
U.S. Beverages	701	635	562	535	2,433
U.S. Cheese, Canada & North America Foodservice	(16)	(19)	(17)	(24)	(76)
U.S. Grocery	552	699	531	606	2,388
U.S. Snacks & Cereals	275	273	237	205	990

2003 Net Revenues - Restated
U.S. Beverages	$701	$635	$562	$535	$2,433
U.S. Cheese, Canada & North America Foodservice	1,551	1,665	1,621	1,879	6,716
U.S. Convenient Meals	1,041	1,014	1,038	965	4,058
U.S. Grocery	552	699	531	606	2,388
U.S. Snacks & Cereals	1,305	1,356	1,333	1,348	5,342
Europe, Middle East & Africa	1,548	1,677	1,637	2,152	7,014
Latin America & Asia Pacific	537	660	628	722	2,547

2003 Net Revenues - Restated	$7,235	$7,706	$7,350	$8,207	$30,498

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Operating Companies Income

Quarterly 2003

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q4	Year
2003 Operating Companies Income - As Reported
U.S. Beverages & Grocery	$519	$547	$385	$346	$1,797
U.S. Snacks	215	252	230	190	887
U.S. Cheese, Canada & North America Foodservice	314	342	287	353	1,296
U.S. Convenient Meals	225	199	222	171	817
Europe, Middle East & Africa	196	232	238	346	1,012
Latin America & Asia Pacific	65	107	97	124	393

2003 Operating Companies Income - As Reported	$1,534	$1,679	$1,459	$1,530	$6,202

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$(1)	$(1)	$(1)	$1	$(2)
U.S. Snacks & Cereals	(34)	(43)	(38)	(22)	(137)
Europe, Middle East & Africa	(2)	(3)	(3)	(2)	(10)
Latin America & Asia Pacific	—	(1)	—	(1)	(2)

Segment Realignment
U.S. Beverages & Grocery	$(519)	$(547)	$(385)	$(346)	$(1,797)
U.S. Beverages	223	170	133	104	630
U.S. Cheese, Canada & North America Foodservice	(4)	(6)	(4)	(9)	(23)
U.S. Grocery	213	295	187	199	894
U.S. Snacks & Cereals	87	88	69	52	296

2003 Operating Companies Income - Restated
U.S. Beverages	$223	$170	$133	$104	$630
U.S. Cheese, Canada & North America Foodservice	309	335	282	345	1,271
U.S. Convenient Meals	225	199	222	171	817
U.S. Grocery	213	295	187	199	894
U.S. Snacks & Cereals	268	297	261	220	1,046
Europe, Middle East & Africa	194	229	235	344	1,002
Latin America & Asia Pacific	65	106	97	123	391

2003 Operating Companies Income - Restated	$1,497	$1,631	$1,417	$1,506	$6,051

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Volume

Quarterly 2004

(lbs in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q3 YTD
2004 Volume (lbs)- As Reported
U.S. Beverages & Grocery	1,183	1,525	1,209	3,917
U.S. Snacks	501	516	536	1,553
U.S. Cheese, Canada & North America Foodservice	1,085	1,152	1,074	3,311
U.S. Convenient Meals	555	562	558	1,675
Europe, Middle East & Africa	658	734	699	2,091
Latin America & Asia Pacific	504	593	546	1,643

2004 Volume (lbs)- As Reported	4,486	5,082	4,622	14,190

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	(2)	(1)	(2)	(5)
U.S. Snacks & Cereals	(36)	(31)	(33)	(100)
Europe, Middle East & Africa	(4)	(5)	(4)	(13)
Latin America & Asia Pacific	(3)	(4)	(4)	(11)

Segment Realignment
U.S. Beverages & Grocery	(1,183)	(1,525)	(1,209)	(3,917)
U.S. Beverages	666	907	738	2,311
U.S. Cheese, Canada & North America Foodservice	(4)	(4)	(3)	(11)
U.S. Grocery	404	510	364	1,278
U.S. Snacks & Cereals	117	112	110	339

2004 Volume (lbs)- Restated
U.S. Beverages	666	907	738	2,311
U.S. Cheese, Canada & North America Foodservice	1,079	1,147	1,069	3,295
U.S. Convenient Meals	555	562	558	1,675
U.S. Grocery	404	510	364	1,278
U.S. Snacks & Cereals	582	597	613	1,792
Europe, Middle East & Africa	654	729	695	2,078
Latin America & Asia Pacific	501	589	542	1,632

2004 Volume (lbs)- Restated	4,441	5,041	4,579	14,061

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Net Revenues

Quarterly 2004

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q3 YTD
2004 Net Revenues - As Reported
U.S. Beverages & Grocery	$1,501	$1,601	$1,352	$4,454
U.S. Snacks	1,122	1,184	1,222	3,528
U.S. Cheese, Canada & North America Foodservice	1,728	1,859	1,809	5,396
U.S. Convenient Meals	1,048	1,053	1,088	3,189
Europe, Middle East & Africa	1,721	1,821	1,745	5,287
Latin America & Asia Pacific	573	687	615	1,875

2004 Net Revenues - As Reported	$7,693	$8,205	$7,831	$23,729

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$(3)	$(4)	$(4)	$(11)
U.S. Snacks & Cereals	(104)	(97)	(96)	(297)
Europe, Middle East & Africa	(8)	(9)	(9)	(26)
Latin America & Asia Pacific	(3)	(4)	(4)	(11)

Segment Realignment
U.S. Beverages & Grocery	$(1,501)	$(1,601)	$(1,352)	$(4,454)
U.S. Beverages	671	683	607	1,961
U.S. Cheese, Canada & North America Foodservice	(17)	(17)	(17)	(51)
U.S. Grocery	591	689	520	1,800
U.S. Snacks & Cereals	256	246	242	744

2004 Net Revenues - Restated
U.S. Beverages	$671	$683	$607	$1,961
U.S. Cheese, Canada & North America Foodservice	1,708	1,838	1,788	5,334
U.S. Convenient Meals	1,048	1,053	1,088	3,189
U.S. Grocery	591	689	520	1,800
U.S. Snacks & Cereals	1,274	1,333	1,368	3,975
Europe, Middle East & Africa	1,713	1,812	1,736	5,261
Latin America & Asia Pacific	570	683	611	1,864

2004 Net Revenues - Restated	$7,575	$8,091	$7,718	$23,384

KRAFT FOODS INC.

and Subsidiaries

Discontinued Operations & Segment Realignment - Operating Companies Income

Quarterly 2004

($ in millions)

As a result of organizational changes, the company’s fourth quarter and full-year 2004 results will be presented in a new segment structure.  Additionally, the sugar confectionery brands Kraft agreed to sell will be reported as a “discontinued business”, which excludes the results of this business from its volume, net revenues and operating companies income (OCI) measures, while maintaining its impact on earnings per share until the sale is completed.

	Q1	Q2	Q3	Q3 YTD
2004 Operating Companies Income - As Reported
U.S. Beverages & Grocery	$457	$473	$363	$1,293
U.S. Snacks	(15)	183	218	386
U.S. Cheese, Canada & North America Foodservice	207	220	284	711
U.S. Convenient Meals	197	187	209	593
Europe, Middle East & Africa	158	143	170	471
Latin America & Asia Pacific	33	82	57	172

2004 Operating Companies Income - As Reported	$1,037	$1,288	$1,301	$3,626

Discontinued Operations
U.S. Cheese, Canada & North America Foodservice	$—	$(1)	$(2)	$(3)
U.S. Snacks & Cereals	(13)	(28)	(16)	(57)
Europe, Middle East & Africa	(3)	(3)	(3)	(9)
Latin America & Asia Pacific	—	(1)	—	(1)

Segment Realignment
U.S. Beverages & Grocery	$(457)	$(473)	$(363)	$(1,293)
U.S. Beverages	169	139	118	426
U.S. Cheese, Canada & North America Foodservice	(4)	(4)	(3)	(11)
U.S. Grocery	212	268	196	676
U.S. Snacks & Cereals	80	70	52	202

2004 Operating Companies Income - Restated
U.S. Beverages	$169	$139	$118	$426
U.S. Cheese, Canada & North America Foodservice	203	215	279	697
U.S. Convenient Meals	197	187	209	593
U.S. Grocery	212	268	196	676
U.S. Snacks & Cereals	52	225	254	531
Europe, Middle East & Africa	155	140	167	462
Latin America & Asia Pacific	33	81	57	171

2004 Operating Companies Income - Restated	$1,021	$1,255	$1,280	$3,556